Exhibit 10.1

FIRST AMENDMENT TO CREDIT AGREEMENT

THIS FIRST AMENDMENT TO CREDIT AGREEMENT (this “Amendment”) dated as of August 7, 2015 is by and among OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP, a Delaware limited partnership (the “Borrower”), certain subsidiaries of the Borrower identified on the signature pages hereto as “Guarantors”, the lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent.

W I T N E S S E T H

WHEREAS, the Borrower, the Guarantors, the lenders party thereto from time to time (the “Lenders”) and the Administrative Agent have entered into that certain Credit Agreement dated as of April 1, 2015 as amended, supplemented or otherwise modified prior to the date hereof (the “Existing Credit Agreement”);

WHEREAS, the Borrower, the Guarantors, certain of the Lenders and the Administrative Agent have agreed to amend the Existing Credit Agreement as set forth herein;

NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

PART 1
DEFINITIONS

SUBPART 1.1   Certain Definitions. The following terms used in this Amendment, including its preamble and recitals, have the following meanings:

“Amended Credit Agreement” means the Existing Credit Agreement as amended hereby.

“First Amendment Effective Date” is defined in Subpart 3.1.

SUBPART 1.2   Other Definitions. Unless otherwise defined herein or the context otherwise requires, terms used in this Amendment, including its preamble and recitals, have the meanings provided in the Existing Credit Agreement.

PART 2
AMENDMENTS TO

EXISTING CREDIT AGREEMENT

   SUBPART 2.1   The following definitions are hereby added to Section 1.01 of the Existing Credit Agreement in appropriate alphabetical order to read as follows:

“Domestic Subsidiary” means any Subsidiary of the Borrower that is organized under the laws of the United States or any state thereof or the District of Columbia.

“Foreign Subsidiary” means any Subsidiary of the Borrower that is not organized under the laws of the United States or any state thereof or the District of Columbia.

“International Unencumbered Property” means an Unencumbered Property which is located in Australia, Canada, Switzerland or the United Kingdom.

SUBPART 2.2   Clause (d) of the definition of “Unencumbered Property” set forth in Section 1.01 of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(d)          shall be located in the United States or shall be an International Unencumbered Property; provided, however, that International Unencumbered Properties may be included in the pool of Unencumbered Properties only to the extent that aggregate value of such properties does not exceed twenty percent (20%) of the total Unencumbered Asset Value.

   SUBPART 2.3           Section 6.15(a) of the Existing Credit Agreement is hereby amended and restated in its entirety to read as follows:

(a)          Upon the acquisition, incorporation or other creation of any Subsidiary of the Borrower that (i) (A) is a Domestic Subsidiary and (B) owns an Unencumbered Property or provides a guaranty of the obligations under the REIT Credit Agreement, the Senior Notes or other unsecured Funded Debt and (ii) has not been designated as an Unrestricted Subsidiary, the Borrower shall cause such Subsidiary to (1) become a Subsidiary Guarantor hereunder through the execution and delivery to the Administrative Agent of a Subsidiary Guarantor Joinder Agreement on or before the deadline for the delivery of the Compliance Certificate required pursuant to Section 6.02(a) following the fiscal quarter in which the foregoing conditions for becoming a Subsidiary Guarantor are met, and (2) deliver such other documentation as the Administrative Agent may reasonably request in connection with the foregoing, including, without limitation, certified resolutions and other organizational and authorizing documents of such Subsidiary, favorable opinions of counsel to such Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the documentation referred to above), all in form, content and scope reasonably satisfactory to the Administrative Agent; provided, however, notwithstanding the foregoing, if any Foreign Subsidiary provides a guaranty of the Senior Notes or other unsecured Funded Debt of the Borrower or any Domestic Subsidiary, then the Borrower shall cause each such Foreign Subsidiary to become a Subsidiary Guarantor hereunder through the procedures described in clauses (1) and (2) of this Section 6.15(a) above.

PART 3
CONDITIONS TO EFFECTIVENESS

SUBPART 3.1   First Amendment Effective Date. This Amendment shall be and become effective as of the date hereof (the “First Amendment Effective Date”) when all of the conditions set forth in this Part 3 shall have been satisfied, and thereafter this Amendment shall be known, and may be referred to, as the “First Amendment”.

SUBPART 3.2   Execution of Counterparts of Amendment. The Administrative Agent shall have received counterparts (or other evidence of execution, including telephonic message or other electronic imaging means, satisfactory to the Administrative Agent) of this Amendment, which collectively shall have been duly executed on behalf of the Borrower, the Guarantors, Lenders constituting Required Lenders (as defined in the Existing Credit Agreement) and the Administrative Agent.

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SUBPART 3.3   Fees and Expenses. Payment by the Credit Parties to the Administrative Agent of all fees and expenses relating to the preparation, execution and delivery of this Amendment which are due and payable on the First Amendment Effective Date.

PART 4
MISCELLANEOUS

SUBPART 4.1   Construction. This Amendment is a Credit Document executed pursuant to the Existing Credit Agreement and shall (unless otherwise expressly indicated therein) be construed, administered and applied in accordance with the terms and provisions of the Amended Credit Agreement.

SUBPART 4.2   Representations and Warranties. The Borrower hereby represents and warrants that it: (a) has the requisite corporate power and authority to execute, deliver and perform this Amendment, and (b) is duly authorized to, and has been authorized by all necessary corporate action, to execute, deliver and perform this Amendment, (c) after giving effect to this Amendment, the representations and warranties contained in Article V of the Amended Credit Agreement are true and correct in all material respects on and as of the date hereof upon giving effect to this Amendment as though made on and as of such date (except for those which expressly relate to an earlier date) and (d) no Default or Event of Default exists under the Existing Credit Agreement on and as of the date hereof upon giving effect to this Amendment.

SUBPART 4.3   Counterparts. This Amendment may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed original counterpart of this Amendment.

SUBPART 4.4   Binding Effect. This Amendment, the Amended Credit Agreement and the other Credit Documents embody the entire agreement between the parties and supersede all prior agreements and understandings, if any, relating to the subject matter hereof. These Credit Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties. Except as expressly modified and amended in this Amendment, all the terms, provisions and conditions of the Credit Documents shall remain unchanged and shall continue in full force and effect.

SUBPART 4.5   GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

SUBPART 4.6   Severability. If any provision of this Amendment is determined to be illegal, invalid or unenforceable, such provision shall be fully severable and the remaining provisions shall remain in full force and effect and shall be construed without giving effect to the illegal, invalid or unenforceable provisions.

SUBPART 4.7   Affirmation. Except as specifically amended above, the Credit Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by the Borrower. The Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Existing Credit Agreement, as otherwise waived, consented to and amended hereby, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Lenders’ part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.

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SUBPART 4.8   No Waiver. The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided in this Amendment, operate as a waiver of any right, power or remedy of Lenders, nor constitute a waiver of any provision of any Credit Document or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Except as otherwise provided for in this Amendment, nothing herein is intended or shall be construed as a waiver of any existing Defaults or Events of Default under the Credit Documents or any of Lenders’ rights and remedies in respect of such Defaults or Events of Default.

[SIGNATURE PAGES FOLLOW]

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IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this First Amendment to Credit Agreement to be duly executed and delivered as of the date first above written.

BORROWER:	OHI HEALTHCARE PROPERTIES LIMITED PARTNERSHIP

	By:	OHI Healthcare Properties Holdco, Inc.,
the Principal General Partner of such limited partnership

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

GUARANTORS:	OHI ASSET (la), LLC

	By:	OHI Healthcare Properties Limited Partnership,
a Member of such company

		By:	/s/ Daniel J. Booth
		Name:	Daniel J. Booth
		Title:	Chief Operating Officer

	By:	Omega TRS I, Inc.,
a Member of such company

		By:	/s/ Daniel J. Booth
		Name:	Daniel J. Booth
		Title:	Chief Operating Officer

OHI ASSET, LLC
OHI ASSET (ID), LLC
OHI ASSET (CA), LLC
DELTA INVESTORS I, LLC
DELTA INVESTORS II, LLC
OHI Asset (CO), LLC
COLONIAL GARDENS, LLC
WILCARE, LLC
nrs ventures, l.l.c.
ohi asset (ct) lender, llc
ohi asset (Fl), llc
ohi asset (il), llc
ohi asset (mo), llc
ohi asset (oh), llc
ohi asset (oh) lender, llc
ohi asset (pa), llc
ohi asset ii (ca), llc
ohi asset ii (fl), llc
ohi asset cse-e, llc
ohi asset cse-u, llc
OHI ASSET CSb LLC
OHI ASSET (MI), LLC
OHI ASSET (FL) LENDER, LLC
OHI ASSET HUD WO, LLC
OHI ASSET (MD), LLC
OHI ASSET (TX), LLC
OHI ASSET (IN) WABASH, LLC
OHI ASSET (IN) WESTFIELD, LLC
OHI ASSET (IN) GREENSBURG, LLC
OHI ASSET (IN) INDIANAPOLIS, LLC
OHI ASSET HUD SF, LLC
OHI ASSET (IN) AMERICAN VILLAGE, LLC
OHI ASSET (IN) ANDERSON, LLC
OHI ASSET (IN) BEECH GROVE, LLC
OHI ASSET (IN) CLARKSVILLE, LLC
OHI ASSET (IN) EAGLE VALLEY, LLC
OHI ASSET (IN) ELKHART, LLC
OHI ASSET (IN) FOREST CREEK, LLC
OHI ASSET (IN) FORT WAYNE, LLC
OHI ASSET (IN) FRANKLIN, LLC
OHI ASSET (IN) KOKOMO, LLC
OHI ASSET (IN) LAFAYETTE, LLC
OHI ASSET (IN) MONTICELLO, LLC
OHI ASSET (IN) NOBLESVILLE, LLC
OHI ASSET (IN) ROSEWALK, LLC
OHI ASSET (IN) SPRING MILL, LLC

OHI ASSET (IN) TERRE HAUTE, LLC
OHI ASSET (IN) ZIONSVILLE, LLC
OHI Asset HUD CFG, LLC
OHI ASSET HUD SF CA, LLC
OHI ASSET (TX) HONDO, LLC
OHI ASSET (MI) HEATHER HILLS, LLC
OHI ASSET (IN) CROWN POINT, LLC
OHI ASSET (IN) MADISON, LLC
OHI ASSET (AR) ASH FLAT, LLC
OHI ASSET (AR) CAMDEN, LLC
OHI ASSET (AR) CONWAY, LLC
OHI ASSET (AR) DES ARC, LLC
OHI ASSET (AR) HOT SPRINGS, LLC
OHI ASSET (AR) MALVERN, LLC
OHI ASSET (AR) MENA, LLC
OHI ASSET (AR) POCAHONTAS, LLC
OHI ASSET (AR) SHERIDAN, LLC
OHI ASSET (AR) WALNUT RIDGE, LLC
OHI ASSET RO, LLC
OHI ASSET (FL) LAKE PLACID, LLC
OHI ASSET HUD DELTA, LLC
OHI ASSET (IN) CLINTON, LLC
OHI ASSET (IN) JASPER, LLC
OHI ASSET (IN) SALEM, LLC
OHI ASSET (IN) SEYMOUR, LLC
OHI ASSET (WV) DANVILLE, LLC
OHI ASSET (WV) IVYDALE, LLC
OHI MEZZ LENDER, LLC
OHI ASSET (TN) JEFFERSON CITY, LLC
OHI ASSET (TN) ROGERSVILLE, LLC
OHI ASSET CHG ALF, LLC
BAYSIDE STREET, LLC
BAYSIDE STREET II, LLC
OHI (IOWA), LLC
OHI (INDIANA), LLC
OHI (ILLINOIS), LLC
OHIMA, LLC
STERLING ACQUISITION, LLC
OHI (CONNECTICUT), LLC
FLORIDA LESSOR – MEADOWVIEW, LLC
WASHINGTON LESSOR – SILVERDALE, LLC
GEORGIA LESSOR – BONTERRA/PARKVIEW, LLC
ARIZONA LESSOR – INFINIA, LLC
COLORADO LESSOR – CONIFER, LLC
TEXAS LESSOR – STONEGATE GP, LLC
TEXAS LESSOR – STONEGATE LIMITED, LLC

INDIANA LESSOR – WELLINGTON MANOR, LLC
OHI ASSET (FL) LUTZ, LLC
AVIV ASSET MANAGEMENT, L.L.C.
ohi asset hud h-f, llc
ohi asset (ga) dunwoody, llc
ohi asset (ga) roswell, llc
ohi asset (la) baton rouge, llc
ohi asset (ny) 2nd avenue, llc
ohi asset (ny) 93rd street, llc

By:	OHI Healthcare Properties Limited Partnership,
the Sole Member of each of the companies

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

3806 CLAYTON ROAD, LLC
245 EAST WILSHIRE AVENUE, LLC
13922 CERISE AVENUE, LLC
637 EAST ROMIE LANE, LLC
523 HAYES LANE, LLC
GOLDEN HILL REAL ESTATE COMPANY, LLC
11900 EAST ARTESIA BOULEVARD, LLC
2400 PARKSIDE DRIVE, LLC
1628 B STREET, LLC
3232 ARTESIA REAL ESTATE, LLC

By:	OHI Asset HUD SF CA, LLC,
the Sole Member of each of the companies

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

ENCANTO SENIOR CARE, LLC
OHI ASSET (AZ) AUSTIN HOUSE, LLC
G&L GARDENS, LLC
PALM VALLEY SENIOR CARE, LLC
RIDGECREST SENIOR CARE, LLC

By:	OHI Asset HUD SF, LLC,
the Sole Member of each of the companies

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

CFG 2115 WOODSTOCK PLACE, LLC
1200 ELY STREET HOLDINGS CO. LLC
42235 COUNTY ROAD HOLDINGS CO. LLC
2425 TELLER AVENUE, LLC
48 HIGH POINT ROAD, LLC

By:	OHI Asset HUD CFG, LLC,
the Sole Member of each of the companies

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

Texas Lessor - Stonegate, LP

By:	Texas Lessor – Stonegate GP, LLC,
Its General Partner

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

PV REALTY – WILLOW TREE, LLC

By:	OHI Asset HUD WO, LLC,
the Sole Member of such company

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

PAVILLION NURSING CENTER NORTH, LLC
PAVILLION NORTH PARTNERS, LLC
THE SUBURBAN PAVILION, LLC

By:	OHI Asset (OH), LLC,
the Sole Member of each of the companies

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

OHI ASSET IV (PA) SILVER LAKE, LP

By:	OHI Asset CSE-U Subsidiary, LLC,
Its General Partner

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

cse pennsylvania holdings, LP
cse centennial village, lp

By:	OHI Asset CSE-E Subsidiary, LLC,
Its General Partner

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

CSE DENVER ILIFF LLC
CSE FAIRHAVEN LLC
CSE MARIANNA HOLDINGS LLC
CSE TEXARKANA LLC
CSE WEST POINT LLC
CSE WHITEHOUSE LLC
CARNEGIE GARDENS LLC
FLORIDA REAL ESTATE COMPANY, LLC
GREENBOUGH, LLC
LAD I REAL ESTATE COMPANY, LLC
PANAMA CITY NURSING CENTER LLC
SKYLER MAITLAND LLC
SUWANEE, LLC
OHI ASSET CSE-U SUBSIDIARY, LLC
OHI TENNESSEE, LLC

By:	OHI Asset CSE-U, LLC,
the Sole Member of each of the companies

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

CSE BLOUNTVILLE LLC
CSE BOLIVAR LLC
CSE CAMDEN LLC
CSE HUNTINGDON LLC
CSE JEFFERSON CITY LLC
CSE MEMPHIS LLC
CSE RIPLEY LLC

By:	OHI Tennessee, LLC,
the Sole Member of each of the companies

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

CSE CORPUS NORTH LLC
CSE JACINTO CITY LLC
CSE KERRVILLE LLC
CSE RIPON LLC
CSE SPRING BRANCH LLC
CSE THE VILLAGE LLC
CSE WILLIAMSPORT LLC
DESERT LANE LLC
NORTH LAS VEGAS LLC
OHI ASSET CSE-E SUBSIDIARY, LLC

By:	OHI Asset CSE-E, LLC,
the Sole Member of each of the companies

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

PAVILLION NORTH, LLP

By:	Pavillion Nursing Center North, LLC,
its General Partner

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

OHI ASSET (PA), LP
OHI ASSET II (PA), LP
OHI ASSET III (PA), LP

By:	OHI Asset (OH), LLC,
the General Partner of each limited partnership

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

CSE CASABLANCA HOLDINGS LLC

By:	OHI Asset CSB LLC,
the Sole Member of such company

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

CSE CASABLANCA HOLDINGS II LLC

By:	CSE Casablanca Holdings LLC,
the Sole Member of such company

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

CSE ALBANY LLC
CSE AMARILLO LLC
CSE AUGUSTA LLC
CSE BEDFORD LLC
CSE CAMBRIDGE REALTY LLC
CSE CANTON LLC
CSE CEDAR RAPIDS LLC
CSE CHELMSFORD LLC
CSE CHESTERTON LLC
CSE CLAREMONT LLC
CSE DENVER LLC
CSE DOUGLAS LLC
CSE ELKTON REALTY LLC
CSE FORT WAYNE LLC
CSE FRANKSTON LLC
CSE GEORGETOWN LLC
CSE GREEN BAY LLC
CSE HILLIARD LLC
CSE HUNTSVILLE LLC
CSE INDIANAPOLIS – CONTINENTAL LLC
CSE INDIANAPOLIS – GREENBRIAR LLC
CSE JEFFERSONVILLE – HILLCREST CENTER LLC
CSE JEFFERSONVILLE – JENNINGS HOUSE LLC
CSE KINGSPORT LLC
CSE LAKE CITY LLC
CSE LAKE WORTH LLC
CSE LAKEWOOD LLC
CSE LAS VEGAS LLC
CSE LAWRENCEBURG LLC
CSE LEXINGTON PARK REALTY LLC
CSE LIGONIER LLC
CSE LIVE OAK LLC
CSE LOWELL LLC
CSE MOBILE LLC
CSE MOORE LLC
CSE NORTH CAROLINA HOLDINGS I LLC
CSE NORTH CAROLINA HOLDINGS II LLC
CSE OMRO LLC
CSE ORANGE PARK LLC
CSE ORLANDO – PINAR TERRACE MANOR LLC
CSE ORLANDO – TERRA VISTA REHAB LLC
CSE PIGGOTT LLC
CSE PILOT POINT LLC
CSE PONCA CITY LLC
CSE PORT ST. LUCIE LLC
CSE RICHMOND LLC
CSE SAFFORD LLC
CSE SALINA LLC
CSE SEMINOLE LLC
CSE SHAWNEE LLC
CSE STILLWATER LLC
CSE TAYLORSVILLE LLC

CSE TEXAS CITY LLC
CSE UPLAND LLC
CSE WINTER HAVEN LLC
CSE YORKTOWN LLC

By:	CSE Casablanca Holdings II LLC,
the Sole Member of each of the companies

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

CSE LEXINGTON PARK LLC

By:	CSE Lexington Park Realty LLC,
the Sole Member of such company

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

CSE CAMBRIDGE LLC

By:	CSE Cambridge Realty LLC,
the Sole Member of such company

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

CSE ELKTON LLC

By:	CSE Elkton Realty LLC,
the Sole Member of such company

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

CSE ARDEN L.P.
CSE KING L.P.
CSE KNIGHTDALE L.P.
CSE LENOIR L.P.
CSE WALNUT COVE L.P.
CSE WOODFIN L.P.

	By:	CSE North Carolina Holdings I LLC,
the General Partner of each limited partnership

		By:	/s/ Daniel J. Booth
		Name:	Daniel J. Booth
		Title:	Chief Operating Officer

OMEGA TRS I, INC.
AVIV HEALTHCARE CAPITAL CORPORATION

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

CSE PINE VIEW LLC
DIXIE WHITE HOUSE NURSING HOME, LLC
OCEAN SPRINGS NURSING HOME, LLC
PENSACOLA REAL ESTATE HOLDINGS I, LLC
PENSACOLA REAL ESTATE HOLDINGS II, LLC
PENSACOLA REAL ESTATE HOLDINGS III, LLC
PENSACOLA REAL ESTATE HOLDINGS IV, LLC
PENSACOLA REAL ESTATE HOLDINGS V, LLC
SKYLER BOYINGTON, LLC
SKYLER FLORIDA, LLC
SKYLER PENSACOLA, LLC

By:	OHI Asset HUD Delta, LLC,
the Sole Member of each of the companies

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

OHI ASSET (GA) MOULTRIE, LLC
OHI ASSET (GA) SNELLVILLE, LLC
OHI ASSET (ID) HOLLY, LLC
OHI ASSET (ID) MIDLAND, LLC
OHI ASSET (IN) CONNERSVILLE, LLC
OHI ASSET (MS) BYHALIA, LLC
OHI ASSET (MS) CLEVELAND, LLC
OHI ASSET (MS) CLINTON, LLC
OHI ASSET (MS) COLUMBIA, LLC
OHI ASSET (MS) CORINTH, LLC
OHI ASSET (MS) GREENWOOD, LLC
OHI ASSET (MS) GRENADA, LLC
OHI ASSET (MS) HOLLY SPRINGS, LLC
OHI ASSET (MS) INDIANOLA, LLC
OHI ASSET (MS) NATCHEZ, LLC
OHI ASSET (MS) PICAYUNE, LLC
OHI ASSET (MS) VICKSBURG, LLC
OHI ASSET (MS) YAZOO CITY, LLC
OHI ASSET (NC) WADESBORO, LLC
OHI ASSET (OR) PORTLAND, LLC
OHI ASSET (SC) AIKEN, LLC
OHI ASSET (SC) ANDERSON, LLC
OHI ASSET (SC) EASLEY ANNE, LLC
OHI ASSET (SC) EASLEY CRESTVIEW, LLC
OHI ASSET (SC) EDGEFIELD, LLC
OHI ASSET (SC) GREENVILLE GRIFFITH, LLC
OHI ASSET (SC) GREENVILLE LAURENS, LLC
OHI ASSET (SC) GREENVILLE NORTH, LLC
OHI ASSET (SC) GREER, LLC
OHI ASSET (SC) MARIETTA, LLC
OHI ASSET (SC) MCCORMICK, LLC
OHI ASSET (SC) PICKENS EAST CEDAR, LLC
OHI ASSET (SC) PICKENS ROSEMOND, LLC
OHI ASSET (SC) PIEDMONT, LLC
OHI ASSET (SC) SIMPSONVILLE SE MAIN, LLC
OHI ASSET (SC) SIMPSONVILLE WEST BROAD, LLC
OHI ASSET (SC) SIMPSONVILLE WEST CURTIS, LLC
OHI ASSET (TN) BARTLETT, LLC
OHI ASSET (TN) COLLIERVILLE, LLC
OHI ASSET (TN) MEMPHIS, LLC
OHI ASSET (TX) ANDERSON, LLC
OHI ASSET (TX) BRYAN, LLC
OHI ASSET (TX) BURLESON, LLC
OHI ASSET (TX) COLLEGE STATION, LLC
OHI ASSET (TX) COMFORT, LLC

OHI ASSET (TX) DIBOLL, LLC
OHI ASSET (TX) GRANBURY, LLC
OHI ASSET (TX) ITALY, LLC
OHI ASSET (TX) WINNSBORO, LLC
OHI ASSET (UT) OGDEN, LLC
OHI ASSET (UT) PROVO, LLC
OHI ASSET (UT) ROY, LLC
OHI ASSET (VA) CHARLOTTESVILLE, LLC
OHI ASSET (VA) FARMVILLE, LLC
OHI ASSET (VA) HILLSVILLE, LLC
OHI ASSET (VA) ROCKY MOUNT, LLC
OHI ASSET (WA) BATTLE GROUND, LLC
OHI ASSET RO PMM SERVICES, LLC
OHI ASSET (GA) MACON, LLC
OHI ASSET (SC) GREENVILLE, LLC
OHI ASSET (SC) ORANGEBURG, LLC

By:	OHI Asset RO, LLC,
the Sole Member of each of the companies

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

OHI ASSET MANAGEMENT, LLC

By:	OHI Healthcare Properties Limited Partnership,
a Member of such company

	By:	/s/ Daniel J. Booth
	Name:	Daniel J. Booth
	Title:	Chief Operating Officer

By:	Omega TRS I, Inc.,
a member of such company

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

OHI ASSET (OR) TROUTDALE, LLC
OHI ASSET (PA) GP, LLC
HOT SPRINGS ATRIUM OWNER, LLC
HOT SPRINGS COTTAGES OWNER, LLC
HOT SPRINGS MARINA OWNER, LLC

By:	OHI Asset CHG ALF, LLC,
the Sole Member of each of the companies

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

OHI ASSET (PA) WEST MIFFLIN, LP
BALA CYNWYD REAL ESTATE, LP

By:	OHI Asset (PA) GP, LLC,
the General Partner of each limited partnerships

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

BAYSIDE COLORADO HEALTHCARE ASSSOCIATES, LLC

By:	Bayside Street, LLC,
the Sole Member of such company

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

CHR BARTOW LLC
CHR BOCA RATON LLC
CHR BRADENTON LLC
CHR CAPE CORAL LLC
CHR FORT MYERS LLC
CHR FORT WALTON BEACH LLC
CHR LAKE WALES LLC
CHR LAKELAND LLC
CHR POMPANO BEACH BROWARD LLC
CHR POMPANO BEACH LLC
CHR SANFORD LLC
CHR SPRING HILL LLC
CHR ST. PETE BAY LLC
CHR ST. PETE EGRET LLC
CHR TAMPA CARROLLWOOD LLC
CHR TAMPA LLC
CHR TARPON SPRINGS LLC
CHR TITUSVILLE LLC

By:	OHI Asset HUD H-F, LLC,
the Sole Member of each of the companies

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

CANTON HEALTH CARE LAND, LLC
DIXON HEALTH CARE CENTER, LLC
HUTTON I LAND, LLC
HUTTON II LAND, LLC
HUTTON III LAND, LLC
LEATHERMAN PARTNERSHIP 89-1, LLC
LEATHERMAN PARTNERSHIP 89-2, LLC
LEATHERMAN 90-1, LLC
MERIDIAN ARMS LAND, LLC
ORANGE VILLAGE CARE CENTER, LLC
ST. MARY’S PROPERTIES, LLC

By:	Bayside Street II, LLC,
the Sole Member of each of the companies

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

AVIV HEALTHCARE PROPERTIES OPERATING PARTNERSHIP I, L.P.

By:	OHI Healthcare Properties Limited Partnership, the Sole Member of such company

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

AVIV FINANCING I, L.L.C.
AVIV FINANCING II, L.L.C.
AVIV FINANCING III, L.L.C.
AVIV FINANCING IV, L.L.C.
AVIV FINANCING V, L.L.C.

By:	Aviv Healthcare Properties Operating Partnership I, L.P., the Sole Member of each of the companies

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

ALAMOGORDO AVIV, L.L.C.
ARMA YATES, L.L.C.
BRADENTON ALF PROPERTY, L.L.C.
CALIFORNIA AVIV, L.L.C.
CHIPPEWA VALLEY, L.L.C.
CLAYTON ASSOCIATES, L.L.C.
COLUMBUS WESTERN AVENUE, L.L.C.
COMMERCE NURSING HOMES, L.L.C.
COMMERCE STERLING HART DRIVE, L.L.C.
CONROE RIGBY OWEN ROAD, L.L.C.
DENISON TEXAS, L.L.C.
FALFURRIAS TEXAS, L.L.C.
FREDERICKSBURG SOUTH ADAMS STREET, L.L.C.
FREEWATER OREGON, L.L.C.
FULLERTON CALIFORNIA, L.L.C.
GERMANTOWN PROPERTY, L.L.C.
HERITAGE MONTEREY ASSOCIATES, L.L.C.
HIGHLAND LEASEHOLD, L.L.C.
HOBBS ASSOCIATES, L.L.C.
HOT SPRINGS AVIV, L.L.C.
HOUSTON TEXAS AVIV, L.L.C.
HUTCHINSON KANSAS, L.L.C.
JASPER SPRINGHILL STREET, L.L.C.
MCCARTHY STREET PROPERTY, L.L.C.
MISSOURI ASSOCIATES, L.L.C.
MISSOURI REGENCY ASSOCIATES, L.L.C.
MOUNT WASHINGTON PROPERTY, L.L.C.
N.M. BLOOMFIELD THREE PLUS ONE LIMITED COMPANY

N.M. ESPANOLA THREE PLUS ONE LIMITED COMPANY
N.M. LORDSBURG THREE PLUS ONE LIMITED COMPANY
N.M. SILVER CITY THREE PLUS ONE LIMITED COMPANY
OMAHA ASSOCIATES, L.L.C.
RIVERSIDE NURSING HOME ASSOCIATES, L.L.C.
SANTA ANA-BARTLETT, L.L.C.
SAVOY/BONHAM VENTURE, L.L.C.
SOUTHERN CALIFORNIA NEVADA, L.L.C.
TUJUNGA, L.L.C.
WASHINGTON-OREGON ASSOCIATES, L.L.C.
WEST YARMOUTH PROPERTY I, L.L.C.
WHEELER HEALTHCARE ASSOCIATES, L.L.C.

By:	Aviv Financing I, L.L.C.,
the Sole Member of each of the companies

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

446 SYCAMORE ROAD, L.L.C.
ALBANY STREET PROPERTY, L.L.C.
ARKANSAS AVIV, L.L.C.
AVERY STREET PROPERTY, L.L.C.
AVON OHIO, L.L.C.
BELLEVILLE ILLINOIS, L.L.C.
BELLINGHAM II ASSOCIATES, L.L.C.
BETHEL ALF PROPERTY, L.L.C.
BHG AVIV, L.L.C.
BIGLERVILLE ROAD, L.L.C.
BONHAM TEXAS, L.L.C.
BURTON NH PROPERTY, L.L.C.
CAMAS ASSOCIATES, L.L.C.
CHAMPAIGN WILLIAMSON FRANKLIN, L.L.C.
CHARDON OHIO PROPERTY, L.L.C.
CHATHAM AVIV, L.L.C.
CLARKSTON CARE, L.L.C.
COLONIAL MADISON ASSOCIATES, L.L.C.
COLUMBUS TEXAS AVIV, L.L.C.
COLVILLE WASHINGTON PROPERTY, L.L.C.
CRETE PLUS FIVE PROPERTY, L.L.C.
CROOKED RIVER ROAD, L.L.C.
CR AVIV, L.L.C.
CUYAHOGA FALLS PROPERTY, L.L.C.

DALLAS TWO PROPERTY, L.L.C.
DARIEN ALF PROPERTY, L.L.C.
EAST ROLLINS STREET, L.L.C.
EDGEWOOD DRIVE PROPERTY, L.L.C.
ELITE YORKVILLE, L.L.C.
FALCON FOUR PROPERTY, L.L.C.
FLORIDA ALF PROPERTIES, L.L.C.
FORT STOCKTON PROPERTY, L.L.C.
FOUR FOUNTAINS AVIV, L.L.C.
GILTEX CARE, L.L.C.
GONZALES TEXAS PROPERTY, L.L.C.
GREAT BEND PROPERTY, L.L.C.
GREENVILLE KENTUCKY PROPERTY, L.L.C.
HHM AVIV, L.L.C.
HIDDEN ACRES PROPERTY, L.L.C.
IDAHO ASSOCIATES, L.L.C.
ILLINOIS MISSOURI PROPERTIES, L.L.C.
IOWA LINCOLN COUNTY PROPERTY, L.L.C.
KARAN ASSOCIATES TWO, L.L.C.
KARISSA COURT PROPERTY, L.L.C.
KB NORTHWEST ASSOCIATES, L.L.C.
KENTUCKY NH PROPERTIES, L.L.C.
LOUISVILLE DUTCHMANS PROPERTY, L.L.C.
MAGNOLIA DRIVE PROPERTY, L.L.C.
MANSFIELD AVIV, L.L.C.
MASSACHUSETTS NURSING HOMES, L.L.C.
MINNESOTA ASSOCIATES, L.L.C.
MISHAWAKA PROPERTY, L.L.C.
MONTEREY PARK LEASEHOLD MORTGAGE, L.L.C.
MT. VERNON TEXAS, L.L.C.
MURRAY COUNTY, L.L.C.
MUSCATINE TOLEDO PROPERTIES, L.L.C.
NEW HOPE PROPERTY, L.L.C.
NICHOLASVILLE KENTUCKY PROPERTY, L.L.C.
NORTH ROYALTON OHIO PROPERTY, L.L.C.
NORWALK ALF PROPERTY, L.L.C.
OAKLAND NURSING HOMES, L.L.C.
OCTOBER ASSOCIATES, L.L.C.
OGDEN ASSOCIATES, L.L.C.
OHIO AVIV, L.L.C.
OHIO AVIV THREE, L.L.C.
OHIO AVIV TWO, L.L.C.
OHIO INDIANA PROPERTY, L.L.C.
OKLAHOMA WARR WIND, L.L.C.
OKLAHOMA TWO PROPERTY, L.L.C.
OREGON ASSOCIATES, L.L.C.
OSO AVENUE PROPERTY, L.L.C.
OSTROM AVENUE PROPERTY, L.L.C.
S.C. PORTFOLIO PROPERTY, L.L.C.
PEABODY ASSOCIATES, L.L.C.
PENNINGTON ROAD PROPERTY, L.L.C.
POCATELLO IDAHO PROPERTY, L.L.C.

PRESCOTT ARKANSAS, L.L.C.
RAVENNA OHIO PROPERTY, L.L.C.
RICHLAND WASHINGTON, L.L.C.
ROCKINGHAM DRIVE PROPERTY, L.L.C.
SANTA FE MISSOURI ASSOCIATES, L.L.C.
SEARCY AVIV, L.L.C.
SIERRA PONDS PROPERTY, L.L.C.
SKYVIEW ASSOCIATES, L.L.C.
ST. JOSEPH MISSOURI PROPERTY, L.L.C.
STAR CITY ARKANSAS, L.L.C.
STEPHENVILLE TEXAS PROPERTY, L.L.C.
TEXAS FOUR PROPERTY, L.L.C.
TEXHOMA AVENUE PROPERTY, L.L.C.
TULARE COUNTY PROPERTY, L.L.C.
WASHINGTON IDAHO PROPERTY, L.L.C.
WELLINGTON LEASEHOLD, L.L.C.
WEST PEARL STREET, L.L.C.
WHITLOCK STREET PROPERTY, L.L.C.
YUBA AVIV, L.L.C.

By:	Aviv Financing II, L.L.C.,
the Sole Member of each of the companies

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

DANBURY ALF PROPERTY, L.L.C.
RIVERSIDE NURSING HOME ASSOCIATES TWO, L.L.C.
WESTERVILLE OHIO OFFICE PROPERTY, L.L.C.

By:	Aviv Financing III, L.L.C.,
the Sole Member of each of the companies

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

AVIV LIBERTY, L.L.C.
AVIV FOOTHILLS, L.L.C.
CALIFORNIA AVIV TWO, L.L.C.
GARDNERVILLE PROPERTY, L.L.C.
EFFINGHAM ASSOCIATES, L.L.C.
ELITE MATTOON, L.L.C.
KANSAS FIVE PROPERTY, L.L.C.
KARAN ASSOCIATES, L.L.C.
MANOR ASSOCIATES, L.L.C.
NEWTON ALF PROPERTY, L.L.C.
OHIO PENNSYLVANIA PROPERTY, L.L.C.
ORANGE ALF PROPERTY, L.L.C.
POMONA VISTA L.L.C.
RATON PROPERTY LIMITED COMPANY
RED ROCKS, L.L.C.
ROSE BALDWIN PARK PROPERTY, L.L.C.
SALEM ASSOCIATES, L.L.C.
SAN JUAN NH PROPERTY, L.L.C.
SANDALWOOD ARKANSAS PROPERTY, L.L.C.
SEDGWICK PROPERTIES, L.L.C.
SUN-MESA PROPERTIES, L.L.C.
VRB AVIV, L.L.C.
WATAUGA ASSOCIATES, L.L.C.
WILLIS TEXAS AVIV, L.L.C.

By:	Aviv Financing IV, L.L.C.,
the Sole Member of each of the companies

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

CASA/SIERRA CALIFORNIA ASSOCIATES, L.L.C.
FLORIDA FOUR PROPERTIES, L.L.C.
KINGSVILLE TEXAS, L.L.C.
GLENDALE NH PROPERTY, L.L.C.
MONTANA ASSOCIATES, L.L.C.
ORANGE, L.L.C.
PEABODY ASSOCIATES TWO, L.L.C.
SEGUIN TEXAS PROPERTY, L.L.C.
SOUTHEAST MISSOURI PROPERTY, L.L.C.
STEVENS AVENUE PROPERTY, L.L.C.
TEXAS FIFTEEN PROPERTY, L.L.C.

By:	Aviv Financing V, L.L.C.,
the Sole Member of each of the companies

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

CHARDON OHIO PROPERTY HOLDINGS, L.L.C.

By:	Chardon Ohio Property, L.L.C.,
the Sole Member of such company

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

FALCON FOUR PROPERTY HOLDING, L.L.C.

By:	Falcon Four Property, L.L.C.,
the Sole Member of such company

By:	/s/ Daniel J. Booth
Name:	Daniel J. Booth
Title:	Chief Operating Officer

ADMINISTRATIVE AGENT:	bank of america, n.a.,
as Administrative Agent

	By:	/s/ Kevin L. Ahart
	Name:	Kevin L. Ahart
	Title:	Vice President

LENDERS:	BANK OF AMERICA, N.A.,
as a Lender

	By:	/s/ Yinghua Zhang
	Name:	Yinghua Zhang
	Title:	Director

CREDIT AGRICOLE COPORATE AND INVESTMENT BANK,
as a Lender

By:	/s/ Thomas Randolph
Name:	Thomas Randolph
Title:	Managing Director

By:	/s/ Amy Trapp
Name:	Amy Trapp
Title:	Managing Director

JPMORGAN CHASE BANK, N.A.,
as a Lender

By:
Name:
Title:

CITIZENS BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Brad E. Bindas
Name:	Brad E. Bindas
Title:	Senior Vice President

SUNTRUST BANK,
as a Lender

By:	/s/ Joshua Turner
Name:	Joshua Turner
Title:	Vice President

ROYAL BANK OF CANADA,
as a Lender

By:	/s/ Brian Gross
Name:	Brian Gross
Title:	Authorized Signatory

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:
Name:
Title:

CAPITAL ONE, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ J. Stephen Klose
Name:	J. Stephen Klose
Title:	Authorized Signatory

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Darin Mullis
Name:	Darin Mullis
Title:	Director